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                                 United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 9, 1998
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                          Commission File No. 1-7927
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                            HOUSE OF FABRICS, INC.
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            (Exact Name of Registrant as specified in its charter)

                Delaware                               95-3426136
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         (State or other jurisdiction)        (I.R.S. Employer I.D. Number)

13400 Riverside Drive, Sherman Oaks, CA                    91423
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Post Office Box 9110, Van Nuys, CA                         91409
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (818) 995-7000
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                                   No Change
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              Former name, former address and former fiscal year,
                         if changed since last report.
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Item 1.   Changes in Control of the Registrant

          A press release was issued March 9, 1998 by Fabri-Centers of America, Inc. announcing the close of the tender offer by FCA Acquisition Corporation, a wholly-owned subsidiary of Fabri-Centers of America, Inc., for all of the outstanding shares of House of Fabrics, Inc. common stock and the number of shares tendered. See attached press release (Exhibit 99.1). As of March 9, 1998, House of Fabrics, Inc. became a 77.2% indirect majority-owned subsidiary of Fabri-Centers of America, Inc.


Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release dated March 9, 1998

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